UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 09, 2026

MBX Biosciences, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-42272	84-1882872
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11711 N. Meridian Street Suite 300
Carmel, Indiana		46032
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (317) 659-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	MBX	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

On March 9, 2026, MBX Biosciences, Inc. (the "Company") issued a press release titled "MBX Biosciences Announces Successful End-of-Phase 2 FDA Meeting and Provides Phase 3 Development Plan for Once-Weekly Canvuparatide for Hypoparathyroidism." A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, nor shall it be deemed subject to the requirements of amended Item 10 of Regulation S-K, nor shall it be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The furnishing of this information hereby shall not be deemed an admission as to the materiality of any such information.

Item 8.01 Other Events.

On March 9, 2026, the Company announced completion of an End-of-Phase 2 ("EOP2") meeting with the U.S. Food and Drug Administration ("FDA"). Based on feedback from the FDA, the Company plans to advance once-weekly canvuparatide into a Phase 3 trial for the treatment of chronic hypoparathyroidism ("HP") in the third quarter of 2026.

The Phase 3 double-blind placebo-controlled trial will enroll approximately 160 patients randomized in a 3:1 ratio to receive canvuparatide or placebo. Following randomization, there will be a four-week fixed dose period of 600 ug canvuparatide (or placebo), followed by an eighteen-week dose-titration period, and a four-week maintenance period. The Phase 3 trial will evaluate the primary endpoint, proportion of participants who achieve normal serum calcium and independence from conventional therapy, as well as certain secondary endpoints, including normalization of urinary calcium. The primary endpoint will be assessed at week 26, followed by an open label extension.

The Company also announced that once-weekly canvuparatide has been granted Orphan Drug Designation by the European Medicines Agency for the treatment of chronic HP, supporting its continued clinical development in Europe.

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: MBX Biosciences’ expectations regarding the design of a Phase 3 trial; expectations regarding timing, including plans to initiate a Phase 3 clinical trial in Q3 2026; the potential for canvuparatide to be a new standard of care for HP; the potential market opportunity in HP; orphan drug designation and the intended benefits of such designation; and the unmet need for a new treatment option.

Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect MBX Biosciences’ business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; MBX Biosciences’ ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; MBX Biosciences’ ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining MBX Biosciences’ intellectual property protections; risks related to the competitive landscape for MBX Biosciences’ product candidates; and final audit adjustments and other developments that may arise that would cause MBX Biosciences’ expectations with respect to the estimate of cash, cash equivalents and marketable securities as of December 31, 2025 to differ, perhaps materially, from the financial results that will be reflected in MBX Biosciences’ audited consolidated financial statements for the fiscal year ended December 31, 2025; as well as other risks described in “Risk Factors,” in MBX Biosciences’ Quarterly Report on Form 10-Q for the three months ended September 30, 2025, Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (SEC), as well as subsequent filings with the SEC. MBX Biosciences expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press Release Issued by MBX Biosciences, Inc. on March 9, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MBX BIOSCIENCES, INC.

Date:	March 9, 2026	By:	/s/ P. Kent Hawryluk
President and Chief Executive Officer (Principal Executive Officer)